                             LETTER OF TRANSMITTAL
                                       OF
                     UNITS OF LIMITED PARTNERSHIP INTEREST
                                       OF
                        RESOURCES PENSION SHARES 5, L.P.






(PLEASE INDICATE CHANGES OR CORRECTIONS TO THE NAME, ADDRESS OR TAXPAYER I.D.NUMBER)
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THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRES AT 12:00
MIDNIGHT, NEW YORK CITY TIME, ON MARCH 17, 1998 (THE "EXPIRATION DATE") UNLESS EXTENDED.

     To participate in the Offer, a duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary on or prior to the Expiration Date. Delivery of this Letter of Transmittal or any other required documents to an address or facsimile number other than as set forth below does not constitute valid delivery. The method of delivery of all documents is at the election and risk of the tendering Unitholder. Please use the pre-addressed, postage-paid envelope provided.

     This Letter of Transmittal is to be completed by Unitholders of Resources Pension Shares 5, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the procedures set forth in the Offer to Purchase (as defined below) and the Instructions attached hereto. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Offer to Purchase.

              PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Gentlemen:

     The undersigned hereby tenders to Presidio RPS Acquisition Corp. (the "Purchaser"), a Delaware corporation, with an address at 411 West Putnam Avenue, Greenwich, Connecticut 06830, the number of units of limited partnership interest ("Units") of the Partnership set forth above (unless an indication is made in the signature box that less than all of such Units are being tendered) for a purchase price equal to $6.00 per Unit, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 18, 1998 (the "Offer to Purchase") and this Letter of Transmittal, as each may be supplemented or amended from time to time (which together constituted the "Offer"). Receipt of the Offer to Purchase is hereby acknowledged.

     The undersigned recognized that, if more than 2,000,000 Units are validly tendered prior to or on the Expiration Date and not properly withdrawn, the Purchaser will, upon the terms of the Offer, accept for payment from among those Units tendered prior to or on the Expiration Date 2,000,000 Units on a pro rata basis based upon the number of Units validly tendered prior to or on the Expiration Date and not withdrawn (with adjustments to avoid purchases of certain fractional Units and to comply with the provisions of the Partnership Agreement which prohibit any Unitholder from holding less than 100 Units).

     Subject to and effective upon acceptance for payment of any of the Units tendered hereby, the Undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interests in and to such Units which are purchased pursuant to the Offer. The undersigned hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver such Units and transfer ownership of such Units on the books of the Partnership, together with all accompanying evidences of transfer and authenticity, including, without limitation, any documents or instruments required to be executed under a "Transferor's (Seller's) Application for Transfer" created by the NASD, if required, to or upon the order of the Purchaser and, upon payment of the purchase price in respect of such Units by the Purchaser, to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, including all voting rights, all in accordance with the terms of the Offer. Upon the purchase of Units pursuant to the Offer, all prior proxies and consents given by the undersigned with respect to such Units will be revoked and no subsequent proxies or consents may be given (and if given will not be deemed effective). In addition, by executing this Letter of Transmittal, the undersigned assigns to the Purchaser all of the undersigned's right to receive distributions from the Partnership with respect to Units which are purchased pursuant to the Offer other than as otherwise provided in the Offer to Purchase. If legal title to the Units is held through an IRA or KEOGH or similar account, the Unitholder understands that this Letter of Transmittal must be signed by the custodian of such IRA or KEOGH account and the Unitholder hereby authorized and directs the custodian of such IRA or KEOGH to confirm this Letter of Transmittal. This Power of Attorney shall not be affected by the subsequent mental disability of the Unitholder, and the Purchaser shall not be required to post a bond in any nature in connection with this Power of Attorney.

     The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby, and that when any such Units are purchased by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. Upon request, the undersigned will execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer, or purchase of Units tendered hereby. The undersigned understands that a tender of Units to the Purchaser will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment will be destroyed by the Purchaser. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

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                                 SIGNATURE BOX
                   (SEE INSTRUCTIONS 2, 3 AND 4 AS NECESSARY)
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To tender, please sign exactly as your name is printed on the front of this
Letter of Transmittal. For joint owners, each joint owner must sign. (SEE INSTRUCTION 2.) TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF A CORPORATION OR OTHER PERSONS ACTING IN A
FIDUCIARY OR REPRESENTATIVE CAPACITY SIGN BELOW AND SEE INSTRUCTION 2.   The
signatory hereto hereby certifies under penalties of perjury the Taxpayer I.D. number printed (or corrected) on the front page of this Letter of Transmittal and the statements in Box A, Box B and, if applicable, Box C.



X                                            X
 ---------------------------------            ---------------------------------
           (SIGNATURE)                        (SIGNATURE - JOINT OWNER, IF ANY)

Number of Units Tendered:
                          ------------------------------
(If no indication is made, all Units will be deemed tendered.)

Name and Capacity (if other than individuals):
                                               ---------------------------------
(Title)
       -----------------------

Address (Fiduciaries Only):
                            ----------------------------------------------------
                              (city)            (state)                  (zip)

Area Code and Telephone No. (   )           (Day)        (   )         (Evening)
                            ----------------             --------------

                           NOTARIZATION OF SIGNATURE
                              (See Instruction 2)

STATE OF             )
         ------------
                     ) SS.:
COUNTY OF            )
          -----------

On this ____ day of _____________, 1998, before me came personally ______________________________ to me know to be the person who executed this
      (Please Print)
Letter of Transmittal.


                                                   -----------------------------
                                                           Notary Public
                                       OR

                              SIGNATURE GUARANTEE
                              (See Instruction 2)

Name and Address of Eligible Institution
                                         ---------------------------------------

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Authorized Signature                                Title
                     ----------------------------         ----------------------

Name                                             Date                     , 1998
     ---------------------------------                --------------------

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                                  DELIVER TO:

                             THE HERMAN GROUP, INC.
                      2121 SAN JACINTO STREET, 26TH FLOOR
                              DALLAS, TEXAS  75201

                          TELEPHONE:     (800) 992-6209

                          FACSIMILE:     (214) 999-9348 OR (214) 999-9323

      (IF TENDERING BY FACSIMILE, PLEASE TRANSMIT BOTH THE FRONT AND BACK OF THE LETTER OF TRANSMITTAL AND THE TAX CERTIFICATE PAGE.)

    BEFORE RETURNING THIS LETTER OF TRANSMITTAL, PLEASE REFER TO THE ACCOMPANYING INSTRUCTIONS.

                               TAX CERTIFICATIONS

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                                     BOX A
                               SUBSTITUTE FORM W-9
                           (SEE INSTRUCTION 4 - BOX A)
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The person signing this Letter of Transmittal hereby certifies the following to the Purchaser under penalties of perjury:

     (i) The TIN printed (or corrected) on the front page of the Letter of Transmittal is the correct TIN of the Unitholder, or if this box / / is checked, the Unitholder has applied for a TIN. If the Unitholder has applied for a TIN, a TIN has not been issued to the Unitholder, and either: (a) the Unitholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the Unitholder intends to mail or deliver an application in the near future (it being understood that if the Unitholder does not provide a TIN to the Purchaser 31% of all reportable payments made to the Unitholder will be withheld until a TIN is provided to the Purchaser); and

     (ii) Unless this box / / is checked, the Unitholder is not subject to Backup Withholding either because the Unitholder: (a) is exempt from Backup Withholding, (b) has not been notified by the IRS that the Unitholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) has been notified by the IRS that such Unitholder is no longer subject to Backup Withholding.

     Note: Place an "X" in the box in (ii) if you are unable to certify that the Unitholder is not subject to Backup Withholding.
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                                     BOX B
                                FIRPTA AFFIDAVIT
                            (SEE INSTRUCTION 4 - BOX B)
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     Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg.
1.1445-11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the Unitholder's interest in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

     (i) Unless this box / / is checked, the Unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); (ii) the Unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as printed (or corrected) on the front page of the Letter of Transmittal; and (iii) the Unitholder's home address (for individuals), or office address (for non-individuals), is correct as printed (or corrected) on the front of this Letter of Transmittal. If a corporation, the jurisdiction of incorporation is _______________________.

     The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

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                                     BOX C
                               SUBSTITUTE FORM W-8
                            (SEE INSTRUCTION 4 - BOX C)
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By checking this box / /, the person signing this Letter of Transmittal hereby certifies under penalties or perjury that the Unitholder is an "exempt foreign person" for purposes of the Backup Withholding rules under the U.S. federal income tax laws, because the Unitholder:

     (i) Is a nonresident alien individual or a foreign corporation, partnership, estate or trust;

     (ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year;

           and

     (iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

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               PLEASE REFER TO ATTACHED INSTRUCTIONS ON BACK PAGE

                                   INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. DELIVERY OF THE LETTER OF TRANSMITTAL. For convenience in responding to the Offer, a pre-addressed, postage-paid envelope has been enclosed with the Offer to Purchase. HOWEVER, TO ENSURE RECEIPT OF THE LETTER OF TRANSMITTAL, IT IS SUGGESTED THAT YOU USE OVERNIGHT COURIER DELIVERY OR, IF THE LETTER OF TRANSMITTAL IS TO BE DELIVERED BY UNITED STATES MAIL, THAT YOU USE CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED.

     To be effective, a duly completed and signed Letter of Transmittal (or facsimile thereof) must be received by the Depositary at the address (or facsimile number) set forth below before the Expiration Date, Midnight, Eastern Time on March 17, 1998, unless extended. Unless otherwise indicated in the signature box, all Units owned by a Unitholder shall be deemed to have been tendered pursuant to the Offer.

                                        THE HERMAN GROUP, INC.

          BY HAND, MAIL OR OVERNIGHT        2121 San Jacinto Street
          DELIVERY                          26th Floor
                                            Dallas, Texas  75201

          BY FACSIMILE:                     (214) 999-9348 or (214) 999-9323

          FOR ADDITIONAL INFORMATION CALL:  (800) 992-6209

     THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

2.   SIGNATURE REQUIREMENTS.

     Individual and Joint Owners. After carefully reading and completing the Letter of Transmittal, in order to tender Units, Unitholder(s) must sign at the "X" in the SIGNATURE BOX of the Letter of Transmittal. The signature(s) must correspond exactly with the name printed (or corrected) on the front of the Letter of Transmittal without any change whatsoever.
     If any Units are registered in the names of two or more joint holders, all such holders must sign the Letter of Transmittal.

     If the Letter of Transmittal is signed by the registered holder of the Units and payment is to be made directly to that holder, then no notarization or signature guarantee is required on the Letter of Transmittal. Similarly, if Units are held in an account of a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution") no notarization or signature guarantee is required. For Units held in IRA Accounts, the beneficial owner should sign and no notarization or signature guarantee is required. HOWEVER, IN ALL OTHER CASES, ALL SIGNATURES ON THE LETTER OF TRANSMITTAL MUST EITHER BE NOTARIZED OR GUARANTEED BY AN ELIGIBLE INSTITUTION.

     TRUSTEES, CORPORATIONS AND FIDUCIARIES. Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partner of a partnership or other persons acting in a fiduciary or representative capacity must sign at the "X" in the SIGNATURE BOX and have their signatures notarized OR signature guaranteed by an Eligible Institution, by completing the Notarization or Signature Guarantee set forth in the SIGNATURE BOX of the Letter of Transmittal and must submit proper evidence satisfactory to the Purchaser of their authority to so act. (See Instruction 3 herein.)

3. DOCUMENTATION REQUIREMENTS. In addition to information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, BUT NOT LIMITED TO THOSE LISTED BELOW. Questions on documentation should be directed to The Herman Group, Inc. at (800) 992-6209.

     DECEASED OWNER (JOINT TENANT)    -  Certified Copy of Death Certificate

     DECEASED OWNER (OTHERS)          -  Certified Copy of Death Certificate.
                                         (See also Executor/Administrator/
                                         Guardian below.)

     EXECUTOR/ADMINISTRATOR/GUARDIAN  -  (i)   Certified copies of court
                                               Appointment Documents for
                                               Executor or Administrator
                                               dated within 60 days;

                                               and

                                         (ii)  a copy of applicable provisions
                                               of the Will (Title Page,
                                               Executor(s)' powers, asset
                                               distribution); OR

                                         (iii) Certified copy of Estate
                                               distribution documents.

     ATTORNEY-IN-FACT                 -  Current Power of Attorney.

     CORPORATIONS/PARTNERSHIPS        -  Certified copy of Corporate
                                         Resolution(s), (with raised corporate
                                         seal), or other evidence of authority
                                         to act.  Partnerships should furnish
                                         copy of Partnership Agreement.

     TRUST/PENSION PLANS              -  Copy of cover page of the Trust or
                                         Pension Plan, along with copy of the
                                         section(s) setting forth names and
                                         powers of Trustee(s) and any amendments
                                         to such sections or appointment of
                                         Successor Trustee(s).

            ALL SIGNATURES MUST BE NOTARIZED OR SIGNATURE GUARANTEED.

4. TAX CERTIFICATIONS. Unitholders tendering Units to the Purchaser pursuant to the Offer must furnish the Purchaser with his, her or its Taxpayer Identification Number ("TIN") and certify under penalties of perjury, the representations in Boxes A, B, and, if applicable, Box C. By signing in the Signature Box the Unitholder(s) certify that the TIN as printed (or corrected) on the front of the Letter of Transmittal is correct.

     U.S. PERSONS. A Unitholder who or which is a United States citizen OR a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "U.S. Persons") as those terms are defined in the Internal Revenue Code and Income Tax Regulations, should follow the instructions below with respect to certifying Boxes A and B (on the reverse side of the Letter of Transmittal).

     BOX A - SUBSTITUTE FORM W-9. Part (i), Taxpayer Identification Number - The person signing this Letter of Transmittal must provide to the Purchaser the Unitholder's correct TIN and certify its correctness as printed (or corrected) on the front of the Letter of Transmittal and the representations made in Boxes A, B and (if applicable) Box C are correct under penalties of perjury. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service ("IRS"), in addition to the Unitholders's being subject to Backup Withholding. Part (ii), Backup Withholding - In order to avoid 31% federal income tax Backup Withholding, the person signing this Letter of Transmittal must certify, under penalties of perjury, that such Unitholder is not subject to backup Withholding. Certain Unitholders (including, among others, all Corporations and certain exempt non-profit organizations) are not subject to Backup Withholding. Backup Withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. DO NOT CHECK THE BOX IN BOX A, PART (II), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

     WHEN DETERMINING THE TIN TO BE FURNISHED, PLEASE REFER TO THE FOLLOWING NOTE AS A GUIDELINE:

     INDIVIDUAL ACCOUNTS should reflect their own TIN. JOINT ACCOUNTS should reflect the TIN of the person whose name appears first. TRUST ACCOUNTS should reflect the TIN assigned to the Trust. CUSTODIAL ACCOUNTS FOR THE BENEFIT OF MINORS should reflect the TIN of the minor. CORPORATIONS OR OTHER BUSINESS ENTITIES should reflect the TIN assigned to that entity.

     BOX B - FIRPTA AFFIDAVIT - Section 1445 of the Internal Revenue Code requires that Unitholders transferring interests in partnerships with real estate assets meeting certain criteria, certify under penalty of perjury, the representations made in Box B, or be subject to withholding of tax equal to 10% of the Purchase Price for Units purchased. Tax withheld under
     Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. Note(s): Box B, Part (i) Should be checked ONLY if the Unitholder is NOT a U.S. Person, as described therein. Corporations should insert the jurisdiction of incorporation in the blank in Part (iii).

     BOX C - FOREIGN PERSONS - In order for a Unitholder, who is a Foreign Person (i.e., not a U.S. Person as defined above) to qualify as exempt from 31% Backup Withholding, the person signing this Letter of Transmittal must certify, under penalties of perjury, the statement in Box C of this Letter of Transmittal attesting to the Foreign Unitholder's status by checking the box preceding such statement. UNLESS THE BOX IS CHECKED, SUCH FOREIGN UNITHOLDER WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.

5. VALIDITY OF LETTER OF TRANSMITTAL. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchaser and such determination will be final and binding. The Letter of Transmittal will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor The Herman Group, Inc. is under any duty to give notification of defects in a Letter of Transmittal and neither will incur liability for failure to give such notification.